UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 3, 2006

             [LOGO]
                           COMMUNITY BANK SYSTEM, INC.
                      401(k) Employee Stock Ownership Plan
             (Exact name of registrant as specified in its charter)

                  Delaware                             001-13695                         16-1213679
(State or other jurisdiction of incorporation)  (Commission File Number)    (I.R.S. Employer Identification No.)

 5790 Widewaters Parkway, DeWitt, New York                     13214-1883
 (Address of principal executive offices)                       (Zip Code)

                                 (315) 445-2282
              (Registrant's telephone number, including area code)

                        ---------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On April 3, 2006, the Audit Committee of the Board of Directors of Community Bank System, Inc. and the management of the Community Bank System, Inc. 401(k) Employee Stock Ownership Plan (the "Plan") dismissed PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Plan and approved the selection of Dannible & McKee, LLP as the Plan's new independent registered public accounting firm. Dannible & McKee, LLP will perform the audit for the Plan's year ending December 31, 2005. The report of PricewaterhouseCoopers LLP on the financial statements of the Plan for the years ended December 31, 2004 and 2003, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principle. In connection with its audits for the years ended December 31, 2004 and 2003 and the during the period from January 1, 2005 through April 3, 2006, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Plan's financial statements for such years. No reportable event as described in Regulation S-K, Item 304 (a) (1) (v) has occurred within the Plan years ended December 31, 2004 and 2003, or during the period from January 1, 2005 through April 3, 2006.

The Plan's management did not consult with Dannible & McKee, LLP during the years ended December 31, 2004 and 2003, and the period from January 1, 2005 through April 3, 2006, on any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K, Item 304 (a) (1) (iv) and Regulation S-K, Item 304 (a) (1) (v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, relating to which either a written report was provided to the Plan's management or oral advice was provided that Dannible & McKee, LLP concluded was an important factor considered by the Plan's management in reaching a decision as to the accounting, auditing, or financial reporting issue.

The Plan's management has provided PricewaterhouseCoopers LLP with a copy of the disclosures contained herein and has filed as an exhibit hereto the response of PricewaterhouseCoopers LLP to the disclosures set forth in this section.

Item 9.01  Financial Statements and Exhibits.

The following exhibit is filed as a part of this report:

     Exhibit No.       Description
     -----------       -----------
     16                Letter from Registrant's prior independent registered
                       public accounting firm

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                                   SIGNATURES

Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Community Bank System, Inc.


Date: April 7, 2006        /s/ Sanford A. Belden
                           -----------------------------------------------------
                           Sanford A. Belden, President, Chief Executive Officer
                           and Director


Date: April 7, 2006        /s/ Scott A. Kingsley
                           -----------------------------------------------------
                           Scott A. Kingsley, Executive Vice President and Chief
                           Financial Officer